                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    February 3, 1999
                                                    ---------------------------


                         GAMETECH INTERNATIONAL, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                   0-23401                    33-0612983
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(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



2209 W. 1ST STREET, TEMPE, ARIZONA                                85281
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (602) 804-1101
                                                   ----------------------------


                               NOT APPLICABLE.
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       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Item 5.   Other Events

          On February 3, 1999, GameTech International, Inc. (the "Company") announced the resignation of it President and Chief Operating Officer, Conrad Granito. Mr. Granito had been commuting from his home in Colorado since he joined the Company in 1997. Mr. Granito has decided not to relocate his family to the Company's headquarters in Tempe, Arizona. In the interim, Mr. Granito's duties will be performed by Chief Executive, Todd Myhre, and other senior executive officers.



                                    2

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                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GAMETECH INTERNATIONAL, INC.


Date:  February 4, 1999           By   /s/ Andrejs K. Bunkse
                                    --------------------------------
                                       Andrejs K. Bunkse
                                       Secretary